SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 16, 1996


                                Enteractive, Inc.
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             (Exact name of registrant as specified in its charter)


       Delaware                      1-13360                    22-3272662
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(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


           110 West 40th Street, Suite 2100, New York, New York 10018
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                     Address of principal executive offices


Registrant's telephone number, including area code: (212) 221-6559


                                       N/A
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         (Former name or former address, if changed since last report.)
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         ITEM 5.           OTHER EVENTS

         On July 16, 1996, the Registrant announced a reorganization to focus its development on entertainment and recreation products and to lower its fixed costs. The restructuring included a reduction of the Registrant's Washington, D.C.-based development staff and changes in senior management. A copy of the press release announcing the reorganization is attached hereto as Exhibit 99(a) and is incorporated herein by reference.

         This Form 8-K, and the exhibit incorporated herein by reference, contain certain forward-looking statements, including but not limited to statements relating to the focus on entertainment and recreational products and the lowering of fixed costs, within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, as amended, which are intended to be covered by the safe harbors created thereby. Although the Registrant believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this Form 8-K and the exhibit incorporated herein by reference will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein and the exhibit incorporated herein by reference, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibit No.                                 Exhibits
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           99(a)             Press Release dated July 16, 1996.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ENTERACTIVE, INC.


Dated: July 16, 1996             By: /s/ Kenneth Gruber
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                                     Kenneth Gruber
                                     Chief Financial Officer
                                     and Secretary

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